UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2022

Horizon Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39631	98-1553406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 200 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(203) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable Warrant	HZON.U	New York Stock Exchange
Class A Ordinary Shares	HZON	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZON WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2022, Horizon Acquisition Corporation II (the “Company”) issued a press release announcing that the Company was working to transfer its listing to the NYSE American LLC (“NYSE American”). The Company has been approved for listing on the NYSE American and expects to begin trading on the NYSE American on November 29, 2022. In connection with listing on the NYSE American, the Company will voluntarily delist from the New York Stock Exchange. Following the transfer of its listing, the Company intends to continue to file the same periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”).

On November 25, 2022, the Company filed with the SEC a Form 8-A with respect to the registration of the Company’s securities on the NYSE American.

Item 7.01. Regulation FD Disclosure.

The NYSE American’s listing criteria require there to be at least $20 million of the Company’s Class A ordinary shares held by persons other than officers, directors and 10% or greater holders of the Company. In order to cause that criterion to be satisfied, the Company’s sponsor, Horizon II Sponsor, LLC, sold an aggregate of 400,000 Class A ordinary shares of the Company to unaffiliated third party purchasers. The sales were effective on November 23, 2022.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that the Company issued on November 23, 2022 with respect to the anticipated transfer of its listing to the NYSE American.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 23, 2022.

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON ACQUISITION CORPORATION II

By:	/s/ Todd Boehly
	Name:	Todd Boehly
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer

Date: November 28, 2022